EXHIBIT 10.3

OMNIBUS AMENDMENT TO PLEDGE AGREEMENT AND SECURITY AGREEMENT AND JOINDER

THIS OMNIBUS AMENDMENT TO PLEDGE AGREEMENT AND SECURITY AGREEMENT AND JOINDER (this “Agreement”), dated as of June 19, 2019, is entered into by and among EDF Trading North America, LLC, a Texas limited liability company (“EDF”), Summer Energy Holdings, Inc., a Nevada corporation (“Holdings”), Summer Energy, LLC, a Texas limited liability company (“Summer”), Summer Energy Northeast, LLC, a Texas limited liability company (“Summer Northeast”), and Summer Energy Midwest, LLC, an Ohio limited liability company (“Summer Midwest”, and, collectively with Summer and Summer Northeast, “ESCO”).  Except as otherwise specified, capitalized terms used and not defined herein have the meanings given to them in the Facility Agreement referred to below.

RECITALS

WHEREAS, Summer and Summer Northeast entered into the Energy Services Agreement, dated as of May 1, 2018 (the “Facility Agreement”), with EDF Energy Services, LLC and EDF pursuant to which EDF Energy Services, LLC and EDF agreed, subject to the terms and conditions set forth therein, to provide a financial and physical commodity supply and hedging facility to ESCO;

WHEREAS, in connection with the Facility Agreement (i) Holdings entered into the Pledge Agreement, dated as of May 1, 2018 (the “Pledge Agreement”), with EDF Energy Services, LLC and EDF, and (ii) Summer and Summer Northeast entered into the Security Agreement, dated as of May 1, 2018 (the “Security Agreement”), with EDF Energy Services, LLC and EDF, whereby, as collateral security for the Secured Obligations, Holdings, Summer and Summer Northeast have pledged and granted a security interest to in certain of their assets to EDF Energy Services, LLC and EDF;

WHEREAS, EDF Energy Services, LLC has assigned all of its rights and obligations under the Facility Agreement and each other Transaction Document to EDF and EDF desires to amend the existing Transaction Documents to reflect such assignment;

WHEREAS, Summer and Summer Northeast have requested that EDF amend and restate the Facility Agreement to add Summer Midwest as a party thereto in the capacity as “ESCO”, which EDF is willing to do so long as Holdings concurrently pledges 100% of the equity interests in Summer Midwest and Summer Midwest grants a security interest in all of assets, in each case, in favor of EDF as collateral security for the Secured Obligations (the “New Security Grant”); and

WHEREAS, the parties hereto desire to amend the Pledge Agreement and the Security Agreement to reflect the New Security Grant and join Summer Midwest as to the “Grantor” under the Security Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

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AGREEMENT

1.Amendments to, and Acknowledgment with respect to, the Pledge Agreement.

(a)The Preamble of the Pledge Agreement is hereby amended and restated in its entirety to read as follows:

“THIS PLEDGE AGREEMENT, dated as of May 1, 2018 (as the same may be amended, amended and restated, supplemented and/or otherwise modified from time to time, this “Agreement”), by and among Summer Energy Holdings, Inc., a Nevada corporation (the “Grantor”), and EDF Trading North America, LLC (the “Secured Party”), as secured party.”

(b)The second Recital of the Pledge Agreement is hereby amended and restated in its entirety to read as follows:

“WHEREAS, Summer Energy, LLC, a Texas limited liability company (“Summer Energy”), Summer Energy Northeast, LLC, a Texas limited liability company (“Summer Northeast”), and Summer Energy Midwest, LLC, an Ohio limited liability company (“Summer Midwest”, and, collectively with Summer Energy and Summer Northeast, “ESCO”) are each a directly owned subsidiary of the Grantor, and the Secured Party has entered into that certain Energy Services Agreement, dated of even date herewith (as amended, restated, supplemented, or otherwise modified from time to time, the “Facility Agreement”), pursuant to which the Secured Party has agreed to make available to ESCO a financial and physical commodity supply and hedging facility (as amended, supplemented, or otherwise modified from time to time, the “Facility”);”

(c)The following definition is hereby added to Section 1.02 of the Pledge Agreement in its proper alphabetical order:

“ ‘Summer Midwest’ shall have the meaning assigned to such term in the preamble of this Agreement.”

(d)Schedule I to the Pledge Agreement is hereby amended and restated in its entirety as set forth on Schedule I attached hereto as Exhibit A.

(e)Summer Midwest, by its signature below, hereby acknowledges receipt of a copy of the Pledge Agreement (as amended hereby) and agrees to be bound thereby and to comply with the terms thereof, any provisions of its limited liability company operating agreement to the contrary notwithstanding.  Summer Midwest further agrees that the Secured Party (as in the Pledge Agreement) will not have any of the obligations of a member of Summer Midwest unless the Secured Party (as in the Pledge Agreement) affirmatively elects to undertake such obligations in accordance with the terms of the Pledge Agreement.

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2.Amendments to the Security Agreement.

(a)The Preamble of the Security Agreement is hereby amended and restated in its entirety to read as follows:

“THIS SECURITY AGREEMENT, dated as of May 1, 2018 (as amended, supplemented, or otherwise modified from time to time, this “Agreement”), by and among each of the Persons listed on the signature pages hereof as a “Grantor” and those additional entities that hereafter become parties hereto by executing a Joinder Agreement (collectively, jointly and severally, the “Grantors” and each, individually, a “Grantor”), as grantors, EDF Trading North America, LLC, a Texas limited liability company (the “Secured Party”), as secured party.”

(b)The first Recital of the Security Agreement is hereby amended and restated in its entirety as follows:

“WHEREAS, Summer Energy, LLC, a Texas limited liability company (“Summer Energy”), Summer Energy Northeast, LLC, a Texas limited liability company (“Summer Northeast”), and Summer Energy Midwest, LLC, an Ohio limited liability company (“Summer Midwest”, and, collectively with Summer Energy and Summer Northeast, “ESCO”) and the Secured Party have entered into that certain Energy Services Agreement, dated of even date herewith (as amended, restated, supplemented, or otherwise modified from time to time, the “Facility Agreement”), pursuant to which the Secured Party has agreed to make available to ESCO a financial and physical commodity supply and hedging facility (as amended, supplemented, or otherwise modified from time to time, the “Facility”);”

(c)The definitions of “Pledged Collateral” and “Pledged Equity Interests” set forth in Section 1.02 of the Security Agreement are hereby amended and restated in their entirety as follows:

“ ‘Pledged Collateral’ means, as to any Grantor, the Pledged Equity Interests of such Grantor.

“ ‘Pledged Equity Interests’ means, as to any Grantor, all of the issued and outstanding Equity Interests now owned by such Grantor, together with any of such Grantor’s other rights, title and interests in or in any way related to such Equity Interests while this Agreement is in effect, including (a) certificates, warrants, options or rights of any nature whatsoever in respect of the Equity Interests of any Issuer that may be issued or granted to, or held by such Grantor; (b) all additional Equity Interests hereafter from time to time acquired by such Grantor in any manner, together with all dividends, cash, instruments and other property hereafter from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Equity Interests and in all profits, losses and other distributions to which such Grantor shall at any time be entitled in respect of any such Equity Interest; (c) all other payments due or to become due to such Grantor in respect of any such Equity Interest, whether under any partnership agreement,

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limited liability company agreement, other agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise; (d) all of such Grantor’s claims, rights, powers, privileges, authority, puts, calls, options, security interests, liens and remedies, if any, under any partnership agreement, limited liability company agreement, other agreement or at law or otherwise in respect of any such Equity Interest; (e) all present and future claims, if any, of such Grantor against any Issuer for moneys loaned or advanced, for services rendered or otherwise; (f) all of such Grantor’s rights under any partnership agreement, limited liability company agreement, other agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Grantor relating to any such Equity Interest; (g) all other property hereafter delivered in substitution for or in addition to any of the foregoing; (h) all certificates and instruments representing or evidencing any of the foregoing; and (i) all cash, securities, interest, distributions, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; provided that, in no event shall more than sixty-five percent (65%) of the total issued and outstanding Equity Interests of any Person that is not a United States Person (within the meaning of section 7701(a)(30) of the Internal Revenue Code of 1986 (the “Code”)) constitute Pledged Equity Interests; provided further, that immediately upon any amendment of the Code that would allow the pledge of a greater percentage of such Equity Interests without material adverse tax consequences, “Pledged Equity Interest” shall include such greater percentage of Equity Interests from that time forward.”

(d)Sections 9.18 and 9.19 of the Security Agreement are hereby deleted in their entirety.

3.Joinder of Summer Midwest as Additional Grantor under the Security Agreement.  Summer Midwest hereby agrees that it is a “Grantor” under the Security Agreement with the same force and effect as if originally named therein as a “Grantor” and hereby (a) agrees to all of the terms and provisions of the Security Agreement applicable to it as a “Grantor” thereunder and (b) represents and warrants that the representations and warranties made by it as a “Grantor” thereunder are true and correct on and as of the date hereof (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date).  In furtherance of the foregoing, Summer Midwest hereby unconditionally grants, assigns, and pledges to the Secured Party (as defined under the Security Agreement), to secure the Secured Obligations, a continuing security interest in and to all of its properties, assets and rights as more fully set forth in Section 2.01 of the Security Agreement.  Each reference to a “Grantor” in the Security Agreement shall be deemed to include Summer Midwest.

4.Representations and Warranties.  Each of Holdings and ESCO hereby represents and warrants to EDF that:

(a)Organization; Power and Authority.  It is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation, as applicable, and is duly qualified as a foreign company and is in good standing in each jurisdiction in which

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such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  It has the requisite power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.  It has the requisite power and authority to execute and deliver this Agreement and to perform the provisions hereof.

(b)Authorization, Etc.  This Agreement has been duly authorized by all necessary action on the part of such Person, and this Agreement constitutes a legal, valid and binding obligation of such Person enforceable against such Person in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(c)Representations and Warranties.  Its representations and warranties contained in this Agreement and in each of the other Transaction Documents to which such Person is a party are true and correct in all respects on and as of the date hereof, as though made on and as of the date hereof (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date).

5.Governing Law; Jurisdiction and Process; Waiver of Jury Trial.

(a)THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

(b)ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK, NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS.  EACH PARTY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR OTHER DOCUMENT RELATED THERETO.  EACH PARTY HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

(c)EACH PARTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH

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RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 5 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

6.Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument.  Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.  A facsimile or electronic transmission of the signature page to this Amendment by any party hereto shall be effective as the signature page of such party and shall be deemed to constitute an original signature of such party to this Amendment and shall be admissible into evidence for all purposes.

7.Reaffirmation of Existing Security and Guaranty Documents.

(a)Holdings and ESCO hereby (i) reaffirms its obligations under the Secured Documents to which it is a party and each and every other Transaction Document to which it is a party and (ii) reaffirms all Liens on the Collateral which have been granted by it in favor of EDF pursuant to any of the Transaction Documents to which it is a party.

(b)Holdings and ESCO hereby acknowledge and irrevocably confirm that the security constituted by the Secured Documents or pursuant thereto prior to the date hereof shall not be impaired, affected or discharged (whether in whole or in part) by or as a result of the execution, delivery and performance of this Agreement.

(c)The parties hereto hereby acknowledge and confirm that this Agreement shall not constitute or effect a novation of the obligations of Holdings or ESCO under the Secured Documents and the other Transaction Documents and, in any event, EDF expressly reserve all guarantees and all other security interests or other security granted in favor of EDF pursuant to the Security Documents and the other Transaction Documents which guarantees and all other security interests or other security shall continue to remain in full force and effect.

8.Integration.  This Agreement, together with the other Transaction Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

9.Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

10.Effect of Amendments.  This Agreement is given in amendment, renewal and extension (but not in novation or cancellation) of the existing Security Documents.  Delivery of

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this Agreement does not extinguish the duties and obligations of Holdings and ESCO arising under the existing Security Documents or any other Transaction Document entered into in conjunction therewith, with respect to matters relating to the period prior to the date hereof.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties have entered into this Omnibus Amendment to Pledge Agreement and Security Agreement and Joinder as of the date first above written.

HOLDINGS:

EDF TRADING NORTH AMERICA, LLC

By: /s/ Jaleea George

Name:  Jaleea George
Title:    Secretary and Chief Financial Officer

ESCO:

SUMMER ENERGY, LLC

By:  /s/ Neil Leibman
Name:  Neil Leibman
Title:   Manager

SUMMER ENERGY NORTHEAST, LLC

By:  /s/ Neil Leibman

Name:  Neil Leibman
Title:   Manager

SUMMER ENERGY MIDWEST, LLC

By:  /s/ Neil Leibman
Name:  Neil Leibman
Title:   Manager

Signature Page to Omnibus Amendment to Pledge Agreement and Security Agreement and Joinder

SECURED PARTY:

EDF TRADING NORTH AMERICA, LLC

By:  /s/ Jason Earnheart
Name:  Jason Earnheart
Title:    Chief Commercial Officer

ACKNOWLEDGED AND ACCEPTED:

EDF ENERGY SERVICES, LLC

By: /s/ Terry L. Nutt
Name:  Terry L. Nutt
Title:   Managing Director, Chief Financial Officer

Signature Page to Omnibus Amendment to Pledge Agreement and Security Agreement and Joinder

EXHIBIT A

SCHEDULE I TO PLEDGE AGREEMENT

(See attached.)

Schedule I

Pledged Equity Interest

Pledgor	Pledged Entity	Certificate No.	Percentage of Equity Interests
Summer Energy Holdings, Inc.	Summer Energy, LLC	N/A	100%
Summer Energy Holdings, Inc.	Summer Energy Northeast, LLC	N/A	100%
Summer Energy Holdings, Inc.	Summer Energy Midwest, LLC	N/A	100%